THIRD ALLONGE
                                       TO
                          SECURED NOTE (COMMERCIAL) OF
                             GRC INTERNATIONAL, INC.
                                       TO
                     MERCANTILE-SAFE DEPOSIT & TRUST COMPANY
                           IN THE PRINCIPAL AMOUNT OF
              TWO MILLION TWO HUNDRED THOUSAND DOLLARS ($2,200.000)
                             DATED February 12, 1996

                                   WITNESSETH:

By consent of the Maker, as evidenced by its execution of this Third Allonge, the Secured Note (Commercial) identified in the caption above (the "Secured Note") is hereby amended as follows (unless otherwise defined or the context otherwise requires, the defined terms used herein shall have the same meanings assigned to them in the Secured Note):

          1. The reference to "September 1, 1997" in the first sentence of the Secured Note, revised in the First Allonge dated September 24, 1996 to "September 1, 1998", and in the Second Allonge to "September 1, 1999", shall be changed to September 1, 2000.

          2. All other terms and conditions of the Secured Note shall remain the same. This Third Allonge shall not be deemed a novation nor shall it limit, reduce or otherwise affect the Maker's obligations set forth in the Secured Note. This Third Allonge is made in addition to, and not in substitution of, the Maker's original obligations as described in the Secured Note. This Third Allonge shall be affixed to the original Secured Note and shall be considered to be a part thereof.

This Third Allonge, executed under seal in Baltimore, Maryland and intended to be a sealed instrument, is dated August 4, 1998 and is effective as of September 1, 1998.


ATTEST/WITNESS:                  GRC INTERNATIONAL, INC.



/s/ Michele L. Zeck              By:     /s/ Ronald B. Alexander
-------------------                      ---------------------------------------
                                 Name:   Ronald B. Alexander
                                 Title:  Treasurer and Chief Financial Officer

                                  THIRD ALLONGE
                                       TO
                          SECURED NOTE (COMMERCIAL) OF
                             GRC INTERNATIONAL, INC.
                                       TO
                     MERCANTILE-SAFE DEPOSIT & TRUST COWANY
                           IN THE PRINCIPAL AMOUNT OF
                    FOUR HUNDRED THOUSAND DOLLARS ($400,000)
                               DATED March 8, 1996

                                   WITNESSETH:

By consent of the Maker, as evidenced by its execution of this Third Allonge, the Secured Note (Commercial) identified in the caption above (the "Secured Note") is hereby amended as follows (unless otherwise defined or the context otherwise requires, the defined terms used herein shall have the same meanings assigned to them in the Secured Note):

          1. The reference to "September 1, 1997" in the first se ntence of the Secured Note, revised in the First Allonge dated September 24, 1996 to "September 1, 1998", and in the Second Allonge to "September 1, 1999", shall be changed to September 1, 2000.

          2. The principal amount of the Note shall be decreased to $150,000.

          3. All other terms and conditions of the Secured Note shall remain the same. This Third Allonge shall not be deemed a novation nor shall it limit, reduce or otherwise affect the Maker's obligations set forth in the Secured Note. This Third Allonge is made in addition to, and not in substitution of, the Maker's original obligations as described in the Secured Note. This Third Allonge shall be affixed to the original Secured Note and shall be considered to be a part thereof.

This Third Allonge, executed under seal in Baltimore, Maryland and intended to be a sealed instrument, is dated August 4, 1998 and is effective as of September 1, 1998.

ATTEST/WITNESS:                    GRC INTERNATIONAL, INC.


/s/ Michele L. Zeck                By:     /s/ Ronald B. Alexander
-------------------                        -------------------------------------
                                   Name:   Ronald B. Alexander
                                   Title:  Treasurer and Chief Financial Officer

                                  THIRD ALLONGE
                                       TO
                          SECURED NOTE (COMMERCIAL) OF
                             GRC INTERNATIONAL, INC.
                                       TO
                    NIERCANTILE-SAFE DEPOSIT & TRUST CONVANY
                           IN THE PRINCIPAL AMOUNT OF
              TWO MILLION SIX HUNDRED THOUSAND DOLLARS ($2,600,000)
                               DATED June 7, 1996

                                   WITNESSETH:

By consent of the Maker, as evidenced by its execution of this Third Allonge, the Secured Note (Commercial) identified in the caption above (the "Secured Note") is hereby amended as follows (unless otherwise defined or the context otherwise requires, the defined terms used herein shall have the same meanings assigned to them in the Secured Note):

          1. The reference to "September 1, 1997" in the first sentence of the Secured Note, revised in the First Allonge dated September 24, 1996 to "September 1, 1998", and in the Second Allonge to "September 1, 1999", shall be changed to September 1, 2000.

          2. All other terms and conditions of the Secured Note shall remain the same. This Third Allonge shall not be deemed a novation nor shall it limit, reduce or otherwise affect the Maker's obligations set forth in the Secured Note. This Third Allonge is made in addition to, and not in substitution of, the Maker's original obligations as described in the Secured Note. This Third Allonge shall be affixed to the original Secured Note and shall be considered to be a part thereof.

This Third Allonge, executed under seal in Baltimore, Maryland and intended to be a sealed instrument, is dated August 4, 1998 and is effective as of September 1, 1998.

ATTEST/WITNESS:                   GRC INTERNATIONAL, INC.


/s/ Michele L. Zeck               By:     /s/ Ronald B. Alexander
-------------------                       --------------------------------------
                                  Name:   Ronald B. Alexander
                                  Title:  Treasurer and Chief Financial Officer